Exhibit 99.3

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2012

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
REVENUES:
Minimum rents	$174,236	$164,212	$663,895	$668,628
Percentage rents	9,674	8,364	17,995	17,149
Other rents	8,923	8,743	22,657	22,428
Tenant reimbursements	74,758	72,913	287,954	301,323
Management, development and leasing fees	3,197	2,121	10,772	6,935
Other	7,562	8,490	31,367	34,851
Total revenues	278,350	264,843	1,034,640	1,051,314
OPERATING EXPENSES:
Property operating	36,267	37,199	145,827	148,961
Depreciation and amortization	69,517	63,491	265,856	271,458
Real estate taxes	21,986	20,259	90,503	91,723
Maintenance and repairs	12,903	12,835	52,577	55,500
General and administrative	15,287	11,618	51,251	44,751
Loss on impairment of real estate	20,467	—	24,379	51,304
Other	5,890	6,103	25,078	28,898
Total operating expenses	182,317	151,505	655,471	692,595
Income from operations	96,033	113,338	379,169	358,719
Interest and other income	762	831	3,955	2,583
Interest expense	(60,766)	(60,511)	(244,432)	(267,072)
Gain on extinguishment of debt	87	448	265	1,029
Gain on sales of real estate assets	533	55,794	2,286	59,396
Gain on investment	45,072	—	45,072	—
Equity in earnings of unconsolidated affiliates	2,912	1,916	8,313	6,138
Income tax (provision) benefit	(170)	(1,501)	(1,404)	269
Income from continuing operations	84,463	110,315	193,224	161,062
Operating income (loss) of discontinued operations	1,665	(319)	(19,643)	23,933
Gain (loss) on discontinued operations	(45)	(122)	938	(1)
Net income	86,083	109,874	174,519	184,994
Net income attributable to noncontrolling interests in:
Operating partnership	(11,484)	(20,398)	(19,267)	(25,841)
Other consolidated subsidiaries	(6,513)	(6,509)	(23,652)	(25,217)
Net income attributable to the Company	68,086	82,967	131,600	133,936
Preferred dividends	(15,729)	(10,594)	(47,511)	(42,376)
Net income attributable to common shareholders	$52,357	$72,373	$84,089	$91,560
Basic per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.32	$0.49	$0.64	$0.49
Discontinued operations	0.01	—	(0.10)	0.13
Net income attributable to common shareholders	$0.33	$0.49	$0.54	$0.62
Weighted average common shares outstanding	160,841	148,364	154,762	148,289
Diluted earnings per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.32	$0.49	$0.64	$0.49
Discontinued operations	0.01	—	(0.10)	0.13
Net income attributable to common shareholders	$0.33	$0.49	$0.54	$0.62
Weighted average common and potential dilutive common shares outstanding	160,881	148,407	154,807	148,334
Amounts attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$50,988	$72,716	$99,307	$72,914
Discontinued operations	1,369	(343)	(15,218)	18,646
Net income attributable to common shareholders	$52,357	$72,373	$84,089	$91,560

1

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2012

The Company's calculation of FFO allocable to Company shareholders is as follows:
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011

Net income attributable to common shareholders	$52,357	$72,373	$84,089	$91,560
Noncontrolling interest in income of operating partnership	11,484	20,398	19,267	25,841
Depreciation and amortization expense of:
Consolidated properties	69,517	63,491	265,856	271,458
Unconsolidated affiliates	11,079	11,406	43,956	32,538
Discontinued operations	418	1,297	2,778	4,912
Non-real estate assets	(475)	(529)	(1,841)	(2,488)
Noncontrolling interests' share of depreciation and amortization	(1,534)	(403)	(5,071)	(919)
Loss on impairment of real estate, net of tax benefit	20,409	452	50,343	56,557
Gain on depreciable property	(159)	(54,357)	(652)	(56,763)
(Gain) loss on discontinued operations, net of taxes	32	122	(566)	1
Funds from operations of the operating partnership	163,128	114,250	458,159	422,697
Gain on investment	(45,072)	—	(45,072)	—
Gain on extinguishment of debt	(87)	(448)	(265)	(32,463)
Funds from operations of the operating partnership, as adjusted	$117,969	$113,802	$412,822	$390,234

Funds from operations per diluted share	$0.86	$0.60	$2.41	$2.22
Gain on investment	(0.24)	—	(0.24)	—
Gain on extinguishment of debt	—	—	—	(0.17)
Funds from operations, as adjusted, per diluted share	$0.62	$0.60	$2.17	$2.05
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	190,383	190,424	190,268	190,380

Reconciliation of FFO of the operating partnership to FFO allocable to common shareholders:
Funds from operations of the operating partnership	$163,128	$114,250	$458,159	$422,697
Percentage allocable to common shareholders (1)	84.50%	77.93%	81.36%	77.91%
Funds from operations allocable to common shareholders	$137,843	$89,035	$372,758	$329,323

Funds from operations of the operating partnership, as adjusted	$117,969	$113,802	$412,822	$390,234
Percentage allocable to common shareholders (1)	84.50%	77.93%	81.36%	77.91%
Funds from operations allocable to common shareholders, as adjusted	$99,684	$88,686	$335,872	$304,031

(1)
Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units outstanding on page 4.

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
SUPPLEMENTAL FFO INFORMATION:
Lease termination fees	$846	$570	$3,819	$3,272
Lease termination fees per share	$—	$—	$0.02	$0.02

Straight-line rental income	$174	$1,650	$4,577	$5,387
Straight-line rental income per share	$—	$0.01	$0.02	$0.03

Gains on outparcel sales	$(279)	$1,966	$4,849	$3,989
Gains on outparcel sales per share	$—	$0.01	$0.03	$0.02

Net amortization of acquired above- and below-market leases	$984	$24	$2,559	$2,107
Net amortization of acquired above- and below-market leases per share	$0.01	$—	$0.01	$0.01

Net amortization of debt premiums (discounts)	$142	$871	$1,849	$2,831
Net amortization of debt premiums (discounts) per share	$—	$—	$0.01	$0.01

Income tax (provision) benefit	$(170)	$(1,501)	$(1,404)	$269
Income tax (provision) benefit per share	$—	$(0.01)	$(0.01)	$—

Loss on impairment of real estate from continuing operations	$(20,467)	$—	$(24,379)	$(51,304)
Loss on impairment of real estate from continuing operations per share	$(0.11)	$—	$(0.13)	$(0.27)

Gain (loss) on impairment of real estate from discontinued operations	$40	$(729)	$(26,461)	$(7,425)
Loss on impairment of real estate from discontinued operations per share	$—	$—	$(0.14)	$(0.04)

Gain on extinguishment of debt from discontinued operations	$—	$—	$—	$31,434
Gain on extinguishment of debt from discontinued operations per share	$—	$—	$—	$0.17

Gain on investment	$45,072	$—	$45,072	$—
Gain on investment per share	$0.24	$—	$0.24	$—

Origination cost of series C preferred stock	$(3,778)	$—	$(3,778)	$—
Origination cost of series C preferred stock per share	$(0.02)	$—	$(0.02)	$—

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2012

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2012		2011	2012		2011

Net income attributable to the Company	$68,086		$82,967	$131,600		$133,936

Adjustments:
Depreciation and amortization	69,517		63,491	265,856		271,458
Depreciation and amortization from unconsolidated affiliates	11,079		11,406	43,956		32,538
Depreciation and amortization from discontinued operations	418		1,297	2,778		4,912
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(1,534)		(403)	(5,071)		(919)
Interest expense	60,766		60,511	244,432		267,072
Interest expense from unconsolidated affiliates	11,254		11,277	44,543		32,932
Interest expense from discontinued operations	—		1,052	229		4,441
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(959)		(529)	(3,435)		(1,329)
Abandoned projects expense	76		43	(39)		94
Gain on sales of real estate assets	(533)		(55,794)	(5,282)		(59,396)
Gain on sales of real estate assets of unconsolidated affiliates	(363)		(118)	(1,214)		(1,445)
Gain on extinguishment of debt	(87)		(448)	(265)		(1,029)
Gain on extinguishment of debt from discontinued operations	—		—	—		(31,434)
Writedown of mortgage notes receivable	—		—	—		1,900
Loss on impairment of real estate	20,467	—	—	24,379	—	51,304
(Gain) loss on impairment of real estate from discontinued operations	(40)		729	26,461		7,425
Income tax provision (benefit)	170		1,501	1,404		(269)
Gain on investment	(45,072)		—	(45,072)		—
Net income attributable to noncontrolling interest in earnings of operating partnership	11,484		20,398	19,267		25,841
(Gain) loss on discontinued operations	45		122	(938)		1
Operating partnership's share of total NOI	204,774		197,502	743,589		738,033
General and administrative expenses	15,287		11,618	51,251		44,751
Management fees and non-property level revenues	(7,876)		(5,809)	(27,729)		(22,827)
Operating partnership's share of property NOI	212,185		203,311	767,111		759,957
Non-comparable NOI	(12,196)		(7,821)	(36,361)		(43,981)
Total same-center NOI	$199,989		$195,490	$730,750		$715,976
Total same-center NOI percentage change	2.3%			2.1%

Total same-center NOI	$199,989		$195,490	$730,750		$715,976
Less lease termination fees	(831)		(543)	(3,456)		(2,945)
Total same-center NOI, excluding lease termination fees	$199,158		$194,947	$727,294		$713,031

Malls	$178,168		$176,131	$653,328		$642,541
Associated centers	8,374		7,889	32,852		31,151
Community centers	4,630		4,129	17,636		16,103
Offices and other	7,986		6,798	23,478		23,236
Total same-center NOI, excluding lease termination fees	$199,158		$194,947	$727,294		$713,031

Percentage Change:
Malls	1.2%			1.7%
Associated centers	6.1%			5.5%
Community centers	12.1%			9.5%
Offices and other	17.5%			1.0%
Total same-center NOI, excluding lease termination fees	2.2%			2.0%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of December 31, 2012 and 2011

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

	As of December 31, 2012
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,794,509	$951,174	$4,745,683
Noncontrolling interests' share of consolidated debt	(89,530)	—	(89,530)
Company's share of unconsolidated affiliates' debt	660,563	128,491	789,054
Company's share of consolidated and unconsolidated debt	$4,365,542	$1,079,665	$5,445,207
Weighted average interest rate	5.48%	2.39%	4.86%
	As of December 31, 2011
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,733,355	$756,000	$4,489,355
Noncontrolling interests' share of consolidated debt	(30,416)	(726)	(31,142)
Company's share of unconsolidated affiliates' debt	658,470	150,171	808,641
Company's share of consolidated and unconsolidated debt	$4,361,409	$905,445	$5,266,854
Weighted average interest rate	5.58%	2.47%	5.04%

Debt-To-Total-Market Capitalization Ratio as of December 31, 2012
(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	190,855	$21.21	$4,048,035
7.375% Series D Cumulative Redeemable Preferred Stock	1,815	250.00	453,750
6.625% Series E Cumulative Redeemable Preferred Stock	690	250.00	172,500
Total market equity			4,674,285
Company's share of total debt			5,445,207
Total market capitalization			$10,119,492
Debt-to-total-market capitalization ratio			53.8%

(1)	Stock price for common stock and operating partnership units equals the closing price of the common stock on December 31, 2012. The stock prices for the preferred stocks represent the liquidation preference of each respective series.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
2012:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	160,841	160,881	154,762	154,807
Weighted average operating partnership units	29,502	29,502	35,461	35,461
Weighted average shares- FFO	190,343	190,383	190,223	190,268

2011:
Weighted average shares - EPS	148,364	148,407	148,289	148,334
Weighted average operating partnership units	42,017	42,017	42,046	42,046
Weighted average shares- FFO	190,381	190,424	190,335	190,380

Dividend Payout Ratio

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Weighted average cash dividend per share	$0.22838	$0.21913	$0.91526	$0.88773
FFO per diluted, fully converted share, as adjusted	$0.62	$0.60	$2.17	$2.05
Dividend payout ratio	36.8%	36.5%	42.2%	43.3%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of December 31, 2012
Consolidated Balance Sheets
(Unaudited; in thousands, except share data)

	December 31, 2012	December 31, 2011
ASSETS
Real estate assets:
Land	$905,339	$851,303
Buildings and improvements	7,228,293	6,777,776
	8,133,632	7,629,079
Accumulated depreciation	(1,972,031)	(1,762,149)
	6,161,601	5,866,930
Held for sale	29,425	14,033
Developments in progress	137,956	124,707
Net investment in real estate assets	6,328,982	6,005,670
Cash and cash equivalents	78,248	56,092
Receivables:
Tenant, net of allowance for doubtful accounts of $1,977 and $1,760 in 2012 and 2011, respectively	78,963	74,160
Other, net of allowance for doubtful accounts of $1,270 and $1,400 in 2012 and 2011, respectively	8,467	11,592
Mortgage and other notes receivable	25,967	34,239
Investments in unconsolidated affiliates	259,810	304,710
Intangible lease assets and other assets	309,299	232,965
	$7,089,736	$6,719,428

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other indebtedness	$4,745,683	$4,489,355
Accounts payable and accrued liabilities	358,874	303,577
Total liabilities	5,104,557	4,792,932
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	41,762	32,271
Redeemable noncontrolling preferred joint venture interest	423,834	423,834
Total redeemable noncontrolling interests	465,596	456,105
Shareholders' equity:
Preferred stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	—	5
7.375% Series D Cumulative Redeemable Preferred Stock, 1,815,000 shares outstanding	18	18
6.625% Series E Cumulative Redeemable Preferred Stock, 690,000 shares outstanding in 2012	7	—
Common stock, $.01 par value, 350,000,000 shares authorized, 161,309,652 and 148,364,037 issued and outstanding in 2012 and 2011, respectively	1,613	1,484
Additional paid-in capital	1,772,353	1,657,927
Accumulated other comprehensive income	6,986	3,425
Dividends in excess of cumulative earnings	(453,561)	(399,581)
Total shareholders' equity	1,327,416	1,263,278
Noncontrolling interests	192,167	207,113
Total equity	1,519,583	1,470,391
	$7,089,736	$6,719,428

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of December 31, 2012
Condensed combined financial statement information of the unconsolidated affiliates is presented as follows:
(Unaudited; in thousands)

	As of
	December 31, 2012	December 31, 2011
ASSETS
Investment in real estate assets	$2,143,187	$2,239,160
Accumulated depreciation	(492,864)	(447,121)
	1,650,323	1,792,039
Developments in progress	21,809	19,640
Net investment in real estate assets	1,672,132	1,811,679
Other assets	175,540	190,465
Total assets	$1,847,672	$2,002,144

LIABILITIES
Mortgage and other indebtedness	$1,456,622	$1,478,601
Other liabilities	48,538	51,818
Total liabilities	1,505,160	1,530,419

OWNERS' EQUITY
The Company	208,368	267,136
Other investors	134,144	204,589
Total owners' equity	342,512	471,725
Total liabilities and owners’ equity	$1,847,672	$2,002,144

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011

Total revenues	$65,308	$62,985	$251,628	$177,222
Depreciation and amortization	(20,627)	(20,957)	(82,534)	(58,538)
Other operating expenses	(19,775)	(19,770)	(76,567)	(53,417)
Income from operations	24,906	22,258	92,527	65,267
Interest expense	(20,884)	(19,412)	(83,056)	(58,552)
Gain on sales of real estate assets	362	—	2,063	1,744
Net income	$4,384	$2,846	$11,534	$8,459

	Company's Share for the Three Months Ended December 31,		Company's Share for the Year Ended December 31,
	2012	2011	2012	2011

Total revenues	$35,253	$33,936	$134,443	$97,603
Depreciation and amortization	(11,079)	(11,406)	(43,956)	(32,538)
Other operating expenses	(10,371)	(9,416)	(38,845)	(27,440)
Income from operations	13,803	13,114	51,642	37,625
Interest expense	(11,254)	(11,277)	(44,543)	(32,932)
Gain on sales of real estate assets	363	79	1,214	1,445
Net income	$2,912	$1,916	$8,313	$6,138

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2012

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
EBITDA:
Net income attributable to the Company	$68,086	$82,967	$131,600	$133,936

Adjustments:
Depreciation and amortization	69,517	63,491	265,856	271,458
Depreciation and amortization from unconsolidated affiliates	11,079	11,406	43,956	32,538
Depreciation and amortization from discontinued operations	418	1,297	2,778	4,912
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(1,534)	(403)	(5,071)	(919)
Interest expense	60,766	60,511	244,432	267,072
Interest expense from unconsolidated affiliates	11,254	11,277	44,543	32,932
Interest expense from discontinued operations	—	1,052	229	4,441
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(959)	(529)	(3,435)	(1,329)
Income and other taxes	618	1,619	3,025	650
Gain on extinguishment of debt	(87)	(448)	(265)	(1,029)
Gain on extinguishment of debt from discontinued operations	—	—	—	(31,434)
Writedown of mortgage notes receivable	—	—	—	1,900
Loss on impairment of real estate	20,467	—	24,379	51,304
Loss on impairment of real estate from discontinued operations	(40)	729	26,461	7,425
Straight line rent (1)	(174)	(1,650)	(4,577)	(5,387)
Net amortization of acquired above- and below-market leases (1)	(984)	(24)	(2,559)	(2,107)
Abandoned projects	76	43	(39)	94
Gain on consolidation	(45,072)	—	(45,072)	—
Net income attributable to noncontrolling interest in earnings of operating partnership	11,484	20,398	19,267	25,841
Gain on depreciable property	(159)	(54,357)	(652)	(56,763)
(Gain) loss on discontinued operations	45	122	(938)	1
Company's share of total EBITDA	$204,801	$197,501	$743,918	$735,536

Interest Expense:
Interest expense	$60,766	$60,511	$244,432	$267,072
Interest expense from unconsolidated affiliates	11,254	11,277	44,543	32,932
Interest expense from discontinued operations	—	1,052	229	4,441
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(959)	(529)	(3,435)	(1,329)
Company's share of total interest expense	$71,061	$72,311	$285,769	$303,116

Ratio of EBITDA to Interest Expense	2.88	2.73	2.60	2.43

(1)	The definition of EBITDA in the Company's credit agreements was amended to exclude straight line rent and amortization of above and below market leases from EBITDA.

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011

Company's share of total EBITDA	$204,801	$197,501	$743,918	$735,536
Interest expense	(60,766)	(60,511)	(244,432)	(267,072)
Interest expense from discontinued operations	—	(1,052)	(229)	(4,441)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	959	529	3,435	1,329
Income and other taxes	(618)	(1,619)	(3,025)	(650)
Straight line rent	174	1,650	4,577	5,387
Net amortization of deferred financing costs and debt premiums (discounts)	2,323	2,062	7,862	10,102
Net amortization of deferred financing costs and debt premiums (discounts) from discontinued operations	10	35	34	137
Net amortization of intangible lease assets	277	296	1,296	1,201
Depreciation and interest expense from unconsolidated affiliates	(22,333)	(22,683)	(88,499)	(65,470)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	1,534	403	5,071	919
Noncontrolling interests in earnings of other consolidated subsidiaries	6,513	6,509	23,652	25,217
(Gain) loss on outparcel sales	(374)	(1,437)	(4,671)	(2,633)
Realized (gain) loss on available for sale securities	(64)	—	(224)	22
Equity in earnings of unconsolidated affiliates	(2,912)	(1,916)	(8,313)	(6,138)
Distributions from unconsolidated affiliates	5,350	3,415	17,074	9,586
Share-based compensation expense	1,529	14	3,740	1,783
Provision for doubtful accounts	213	(259)	1,523	1,743
Change in deferred tax assets	(586)	(663)	3,095	(5,695)
Changes in operating assets and liabilities	25,868	(9,259)	15,631	(9,710)
Cash flows provided by operating activities	$161,898	$113,015	$481,515	$431,153

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of December 31, 2012
Schedule of Mortgage and Other Indebtedness
(Dollars in thousands )

		Original Maturity Date	Optional Extended Maturity Date	Interest Rate			Balance
Location	Property				Balance		Fixed	Variable

Operating Properties:
Statesboro, GA	Statesboro Crossing	Feb-13		1.21%	$13,482		$—	$13,482
Greensburg, PA	Westmoreland Mall	Mar-13		5.05%	63,639		63,639	—
Madison, MS	The Forum at Grandview	Sep-13	Sep-14	3.21%	10,200		—	10,200
Columbia, SC	Columbia Place	Sep-13		5.45%	27,266		27,266	—
St. Louis, MO	South County Center	Oct-13		4.96%	72,225		72,225	—
Burlington, NC	Alamance West	Dec-13	Dec-15	3.21%	16,000		—	16,000
Joplin, MO	Northpark Mall	Mar-14		5.75%	33,809		33,809	—
D'lberville, MS	The Promenade	Dec-14	Dec-18	1.91%	58,000		—	58,000
Laredo, TX	Mall del Norte	Dec-14		5.04%	113,400		113,400	—
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	52,546		52,546	—
Rockford, IL	CherryVale Mall	Oct-15		5.00%	82,347		82,347	—
Brookfield, IL	Brookfield Square	Nov-15		5.08%	92,305		92,305	—
Madison, WI	East Towne Mall	Nov-15		5.00%	70,220		70,220	—
Madison, WI	West Towne Mall	Nov-15		5.00%	99,186		99,186	—
Decatur, IL	Hickory Point Mall	Dec-15		5.85%	29,635		29,635	—
Bloomington, IL	Eastland Mall	Dec-15		5.85%	59,400		59,400	—
Gettysburg, PA	The Outlet Shoppes at Gettysburg	Feb-16		5.87%	40,170		40,170	—
Chattanooga, TN	Gunbarrel Pointe	Apr-16		2.24%	11,472	(a)	11,472	—
Nashville, TN	CoolSprings Crossing	Apr-16		2.14%	12,887	(b)	12,887	—
Stroud, PA	Stroud Mall	Apr-16		2.19%	34,469	(c)	34,469	—
Janesville, WI	Janesville Mall	Apr-16		8.38%	5,269		5,269	—
York, PA	York Galleria	Apr-16		2.15%	55,057	(d)	55,057	—
Chattanooga, TN	Hamilton Place	Aug-16		5.86%	106,024		106,024	—
Midland, MI	Midland Mall	Aug-16		6.10%	34,568		34,568	—
Akron, OH	Chapel Hill Mall	Aug-16		6.10%	70,045		70,045	—
Chesapeake, VA	Greenbrier Mall	Aug-16		5.91%	77,085		77,085	—
St. Louis, MO	Chesterfield Mall	Sep-16		5.74%	140,000		140,000	—
Minot, ND	Dakota Square Mall	Nov-16		6.23%	58,522		58,522	—
Fairview Heights, IL	St. Clair Square	Dec-16		3.36%	123,875		—	123,875
Southaven, MS	Southaven Towne Center	Jan-17		5.50%	41,786		41,786	—
Cary, NC	Cary Towne Center	Mar-17		8.50%	55,910		55,910	—
Chattanooga, TN	Hamilton Corner	Apr-17		5.67%	15,595		15,595	—
Charleston, SC	Citadel Mall	Apr-17		5.68%	68,835		68,835	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17		5.67%	40,633		40,633	—
Layton, UT	Layton Hills Mall	Apr-17		5.66%	98,369		98,369	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17		5.67%	20,593		20,593	—
Lafayette, LA	Mall of Acadiana	Apr-17		5.67%	137,640		137,640	—
Cincinnati, OH	EastGate Crossing	May-17		5.66%	15,324		15,324	—
El Paso, TX	The Outlet Shoppes at El Paso	Dec-17		7.06%	66,367		66,367	—
Bismarck, ND	Kirkwood Mall	Apr-18		5.75%	40,368		40,368	—
Winston-Salem, NC	Hanes Mall	Oct-18		6.99%	156,208		156,208	—

		Original Maturity Date	Optional Extended Maturity Date	Interest Rate		Balance
Location	Property				Balance	Fixed	Variable
Daytona Beach, FL	Volusia Mall	Jul-19		8.00%	53,191	53,191	—
Terre Haute, IN	Honey Creek Mall	Jul-19		8.00%	30,921	30,921	—
Chattanooga, TN	The Terrace	Jun-20		7.25%	14,224	14,224	—
Burnsville, MN	Burnsville Center	Jul-20		6.00%	79,272	79,272	—
Roanoke, VA	Valley View Mall	Jul-20		6.50%	62,282	62,282	—
Huntsville, AL	Parkway Place	Jul-20		6.50%	40,244	40,244	—
Beaumont, TX	Parkdale Mall & Crossing	Mar-21		5.85%	91,906	91,906	—
Chattanooga, TN	Hamilton Crossing & Expansion	Apr-21		5.99%	10,283	10,283	—
Cincinnati, OH	EastGate Mall	Apr-21		5.83%	42,281	42,281	—
Wausau, WI	Wausau Center	Apr-21		5.85%	19,187	19,187	—
Little Rock, AR	Park Plaza Mall	Apr-21		5.28%	96,059	96,059	—
Lexington, KY	Fayette Mall	May-21		5.42%	179,227	179,227	—
St. Louis, MO	Mid Rivers Mall	May-21		5.88%	89,312	89,312	—
Burlington, NC	Alamance Crossing - East	Jul-21		5.83%	50,001	50,001	—
Asheville, NC	Asheville Mall	Sep-21		5.80%	76,289	76,289	—
Fayetteville, NC	Cross Creek Mall	Jan-22		4.54%	137,179	137,179	—
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	Jan-22		5.73%	58,888	58,888	—
North Charleston, SC	Northwoods Mall	Apr-22		5.08%	72,339	72,339	—
Douglasville, GA	Arbor Place	May-22		5.10%	121,050	121,050	—
Chattanooga, TN	CBL Center	Jun-22		5.00%	21,675	21,675	—
Louisville, KY	Jefferson Mall	Jun-22		4.75%	70,676	70,676	—
Saginaw, MI	Fashion Square	Jun-22		4.95%	41,569	41,569	—
Colonial Heights, VA	Southpark Mall	Jun-22		4.85%	66,525	66,525	—
Spartanburg, SC	WestGate Mall	Jul-22		4.99%	39,661	39,661	—
	SUBTOTAL				$3,984,972	$3,763,415	$221,557
Weighted average interest rate					5.29%	5.42%	2.78%

Debt Premiums (Discounts): (e)

St. Louis, MO	South County Center	Oct-13		5.50%	$(297)	$(297)	$—
Joplin, MO	Northpark Mall	Mar-14		5.50%	88	88	—
El Centro, CA	Imperial Valley Mall	Sep-15		3.75%	1,624	1,624	—
St. Louis, MO	Chesterfield Mall	Sep-16		5.96%	(977)	(977)	—
Minot, ND	Dakota Square Mall	Nov-16		5.03%	2,671	2,671	—
El Paso, TX	The Outlet Shoppes at El Paso	Dec-17		4.75%	6,751	6,751	—
Bismark, ND	Kirkwood Mall	Apr-18		4.25%	2,970	2,970	—
	SUBTOTAL				$12,830	$12,830	$—
Weighted average interest rate					5.29%	5.42%	2.78%

Total Loans On Operating Properties And Debt Premiums (Discounts)					$3,997,802	$3,776,245	$221,557
Weighted average interest rate					5.30%	5.42%	2.85%

Construction Loans:
Woodstock, GA	The Outlet Shoppes at Atlanta	Aug-15	Aug-17	2.96%	$15,366	$—	$15,366

		Original Maturity Date	Optional Extended Maturity Date	Interest Rate			Balance
Location	Property				Balance		Fixed	Variable
Credit Facilities:
Secured credit facilities:
$105,000 capacity		Jun-15	Jun-16	2.46%	10,625		—	10,625
Total secured facilities				2.46%	10,625		—	10,625
Unsecured term facilities:
$600,000 capacity		Nov-15	Nov-16	2.07%	300,297		—	300,297
$600,000 capacity		Nov-16	Nov-17	2.07%	175,329		—	175,329
General		Apr-13		1.82%	228,000		—	228,000
Total term facilities				1.99%	703,626		—	703,626
SUBTOTAL				1.99%	$714,251		$—	$714,251

Other	Pearland Town Center				$18,264	(f)	$18,264	$—

Total Consolidated Debt					$4,745,683		$3,794,509	$951,174
Weighted average interest rate					4.79%		5.43%	2.20%

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Lee's Summit, MO	Summit Fair	Dec-12		5.00%	$13,323	(g)	$—	$13,323
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	38,812		38,812	—
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	7,850		7,850	—
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	1,100		1,100	—
Greensboro, NC	First National Bank Building	Apr-13		5.33%	405		405	—
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	971		971	—
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	2,555		2,555	—
Greensboro, NC	Bank of America Building	Apr-13		5.33%	4,625		4,625	—
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	1,533		1,533	—
West Melbourne, FL	Hammock Landing Phase I	Nov-13	Nov-14	3.71%	42,431		—	42,431
West Melbourne, FL	Hammock Landing Phase II	Nov-13		3.71%	2,921		—	2,921
Port Orange, FL	The Pavilion at Port Orange	Mar-14	Mar-15	3.71%	63,030		—	63,030
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	39,960	(h)	39,960	—
Ft. Myers, FL	Gulf Coast Town Center Phase III	Jul-15		2.75%	6,786		—	6,786
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	137,850		137,850	—
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	91,645		91,645	—
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	16,897		16,897	—
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	10,165		10,165	—
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	12,132		12,132	—
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.90%	20,566		20,566	—
Harrisburg, PA	High Pointe Commons	May-17		5.74%	6,946		6,946	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.60%	95,400		95,400	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.10%	2,776		2,776	—
Nashville, TN	CoolSprings Galleria	Jun-18		6.98%	54,697		54,697	—
York, PA	York Town Center	Feb-22		4.90%	18,678		18,678	—
St. Louis, MO	West County Center	Dec-22		3.40%	95,000		95,000	—
	SUBTOTAL				$789,054		$660,563	$128,491

		Original Maturity Date	Optional Extended Maturity Date	Interest Rate			Balance
Location	Property				Balance		Fixed	Variable

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
Gettysburg, PA	The Outlet Shoppes at Gettysburg	50%		5.87%	$(20,085)		$(20,085)	$—
Chattanooga, TN	Hamilton Place	10%		5.86%	(10,602)		(10,602)	—
Chattanooga, TN	Hamilton Corner	10%		5.67%	(1,559)		(1,559)	—
El Paso, TX	The Outlet Shoppes at El Paso	25%		7.06%	(16,592)		(16,592)	—
Bismarck, ND	Kirkwood Mall	51%		5.75%	(20,587)		(20,587)	—
Chattanooga, TN	The Terrace	8%		7.25%	(1,138)		(1,138)	—
Chattanooga, TN	Hamilton Crossing & Expansion	8%		5.99%	(823)		(823)	—
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	25%		5.73%	(14,722)		(14,722)	—
Chattanooga, TN	CBL Center	8%		5.00%	(1,734)		(1,734)	—
	SUBTOTAL				$(87,842)		$(87,842)	$—

Less Noncontrolling Interests' Share Of Debt Premium:
El Paso, TX	The Outlet Shoppes at El Paso	25%		4.75%	$(1,688)		$(1,688)	$—

Company's Share Of Consolidated And Unconsolidated Debt					$5,445,207		$4,365,542	$1,079,665
Weighted average interest rate					4.86%		5.48%	2.39%

Total Debt of Unconsolidated Affiliates:
Lee's Summit, MO	Summit Fair	Dec-12		5.00%	$49,345	(g)	$—	$49,345
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	77,625		77,625	—
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	15,700		15,700	—
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	2,199		2,199	—
Greensboro, NC	First National Bank Building	Apr-13		5.33%	809		809	—
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	1,941		1,941	—
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	5,110		5,110	—
Greensboro, NC	Bank of America Building	Apr-13		5.33%	9,250		9,250	—
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	3,066		3,066	—
West Melbourne, FL	Hammock Landing Phase I	Nov-13	Nov-14	3.71%	42,431		—	42,431
West Melbourne, FL	Hammock Landing Phase II	Nov-13		3.71%	2,921		—	2,921
Port Orange, FL	The Pavilion at Port Orange	Mar-14	Mar-15	3.71%	63,030		—	63,030
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	79,920	(h)	79,920	—
Ft. Myers, FL	Gulf Coast Town Center Phase III	Jul-15		2.75%	6,786		—	6,786
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	275,700		275,700	—
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	183,291		183,291	—
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	33,793		33,793	—
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	21,400		21,400	—
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	24,263		24,263	—
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.90%	41,131		41,131	—
Harrisburg, PA	High Pointe Commons	May-17		5.74%	13,893		13,893	—

		Original Maturity Date	Optional Extended Maturity Date	Interest Rate		Balance
Location	Property				Balance	Fixed	Variable
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.60%	190,800	190,800	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.10%	5,552	5,552	—
Nashville, TN	CoolSprings Galleria	Jun-18		6.98%	109,395	109,395	—
York, PA	York Town Center	Feb-22		4.90%	37,356	37,356	—
St. Louis, MO	West County Center	Dec-22		3.40%	190,000	190,000	—

					$1,486,707	$1,322,194	$164,513
Weighted average interest rate					4.86%	4.95%	4.06%

(a)
The Company has an interest rate swap on a notional amount of $11,472, amortizing to $10,083 over the term of the swap, related to Gunbarrel Point to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(b)
The Company has an interest rate swap on a notional amount of $12,887, amortizing to $11,313 over the term of the swap, related to CoolSprings Crossing to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(c)
The Company has an interest rate swap on a notional amount of $34,469, amortizing to $30,276 over the term of the swap, related to Stroud Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(d)
The Company has an interest rate swap on a notional amount of $55,057, amortizing to $48,337 over the term of the swap, related to York Galleria to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(e)	The weighted average interest rates used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.
(f)
Pearland Town Center is owned 88% by the Company and 12% by a noncontrolling partner. This amount represents the noncontrolling partner's equity contribution that is accounted for as a financing due to certain terms of the joint venture agreement.

(g)
Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is approximately $18,615. The joint venture partner is currently working with the lender to extend the loan.

(h)
Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of December 31, 2012

Schedule of Maturities of Mortgage and Other Indebtedness
(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2013	$404,612	$74,095	$—	$478,707	8.79%
2014	175,673	82,391	—	258,064	4.74%
2015	501,639	299,311	—	800,950	14.71%
2016	1,080,365	27,062	(30,687)	1,076,740	19.77%
2017	751,747	137,820	(18,151)	871,416	16%
2018	254,576	54,697	(20,587)	288,686	5.3%
2019	84,112	—	—	84,112	1.54%
2020	196,022	—	(1,138)	194,884	3.58%
2021	654,545	—	(823)	653,722	12.01%
2022	629,562	113,678	(16,456)	726,784	13.35%
Face Amount of Debt	4,732,853	789,054	(87,842)	5,434,065	99.79%
Net Premiums on Debt	12,830	—	(1,688)	11,142	0.21%
Total	$4,745,683	$789,054	$(89,530)	$5,445,207	100.00%

Based on Original Maturity Dates:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2013	$430,812	$116,526	$—	$547,338	10.05%
2014	223,473	102,990	—	326,463	5.99%
2015	811,927	236,281	—	1,048,208	19.25%
2016	944,772	27,062	(30,687)	941,147	17.28%
2017	561,052	137,820	(18,151)	680,721	12.5%
2018	196,576	54,697	(20,587)	230,686	4.24%
2019	84,112	—	—	84,112	1.54%
2020	196,022	—	(1,138)	194,884	3.58%
2021	654,545	—	(823)	653,722	12.01%
2022	629,562	113,678	(16,456)	726,784	13.35%
Face Amount of Debt	4,732,853	789,054	(87,842)	5,434,065	99.79%
Net Premiums on Debt	12,830	—	(1,688)	11,142	0.21%
Total	$4,745,683	$789,054	$(89,530)	$5,445,207	100.00%

Unsecured Debt Covenant Compliance Ratios
For the year ended December 31, 2012

Covenant	Required	Actual	In Compliance
Debt to gross asset value	<60%	52.7%	Yes
Ratio of EBITDA to fixed charges (debt service)	>1.50x	2.00x	Yes
Ratio of EBITDA to interest expense	>1.75x	2.60x	Yes

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2012

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	815,608	$40.66	$42.12	3.6%	$43.41	6.7%
Stabilized malls	748,966	42.63	44.19	3.7%	45.55	6.8%
New leases	137,303	42.77	47.80	11.8%	50.72	18.6%
Renewal leases	611,663	42.60	43.38	1.8%	44.39	4.2%

Year-to-Date:
All Property Types (1)	2,892,058	$38.74	$40.55	4.7%	$41.86	8.1%
Stabilized malls	2,642,733	40.49	42.50	5.0%	43.87	8.4%
New leases	487,734	43.36	50.48	16.4%	53.49	23.4%
Renewal leases	2,154,999	39.83	40.69	2.2%	41.69	4.7%

Total Leasing Activity

Square Feet
Quarter:
Operating portfolio:
New leases	504,258
Renewal leases	1,084,217
Development portfolio	102,373
Total leased	1,690,848

Year-to-Date:
Operating Portfolio
New leases	1,548,415
Renewal leases	4,221,860
Development Portfolio	306,897
Total leased	6,077,172

Average Annual Base Rents Per Square Foot (3) By Property Type For Small Shop Space Less Than 10,000 Square Feet

	As of December 31,
	2012	2011
Stabilized malls	$29.72	$29.68
Non-stabilized malls (4)	22.81	23.92
Associated centers	11.90	11.65
Community centers	16.02	14.38
Office buildings	18.62	17.68

(1)	Includes stabilized malls, associated centers, community centers and other.
(2)	Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.
(3)	Average annual base rents per square foot are based on contractual rents in effect as of December 31, 2012, including the impact of any rent concessions.
(4)	Includes The Outlet Shoppes at Oklahoma City in 2012 and The Outlet Shoppes at Oklahoma City and Pearland Towne Center in 2011.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of December 31, 2012

Top 25 Tenants Based On Percentage Of Total Annualized Revenues

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC (1)	164	833,011	3.20%
2	Foot Locker, Inc.	170	659,326	2.38%
3	AE Outfitters Retail Company	88	519,768	2.06%
4	The Gap, Inc.	76	856,426	1.73%
5	Signet Group plc (2)	113	205,040	1.72%
6	Genesco Inc. (3)	200	298,382	1.60%
7	JC Penney Company, Inc. (4)	75	8,749,756	1.58%
8	Abercrombie & Fitch, Co.	76	515,660	1.56%
9	Dick's Sporting Goods, Inc.	22	1,272,713	1.44%
10	Luxottica Group, S.P.A. (5)	129	284,587	1.35%
11	Dress Barn, Inc. (6)	131	619,906	1.35%
12	Express Fashions	49	409,730	1.30%
13	Aeropostale, Inc.	89	324,083	1.30%
14	Zale Corporation	131	137,469	1.21%
15	Finish Line, Inc.	69	365,663	1.19%
16	New York & Company, Inc.	50	357,670	1.04%
17	Best Buy Co., Inc. (7)	67	554,025	1.02%
18	Sun Capital Partners, Inc. (8)	54	650,688	0.98%
19	Forever 21 Retail, Inc.	23	421,545	0.98%
20	The Buckle, Inc.	51	256,655	0.93%
21	Charlotte Russe Holding, Inc.	52	356,146	0.91%
22	The Children's Place Retail Stores, Inc.	60	265,012	0.85%
23	Claire's Stores, Inc.	122	144,258	0.81%
24	Christopher & Banks, Inc.	73	252,065	0.77%
25	Sears, Roebuck and Co. (9)	70	9,344,328	0.76%
		2,204	28,653,912	34.02%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(4)	JC Penney Company, Inc. owns 36 of these stores.
(5)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearle Vision.
(6)	Dress Barn, Inc. operates Justice, dressbarn and maurices.
(7)	Best Buy Co., Inc. operates Best Buy and Best Buy Mobile.
(8)	Sun Capital Partners, Inc. operates Gordmans, Life Uniform, Limited Stores, Fazoli's Restaurants, Smokey Bones and Bar Louie Restaurants.
(9)	Sears, Roebuck and Co. owns 50 of these stores.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2012

Capital Expenditures
(In thousands)

	Three Months	Year

Tenant allowances	$17,577	$56,657

Renovations	11,406	28,106

Deferred maintenance:
Parking lot and parking lot lighting	5,930	18,163
Roof repairs and replacements	1,899	8,427
Other capital expenditures	(722)	11,567
Total deferred maintenance expenditures	7,107	38,157

Total capital expenditures	$36,090	$122,920

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2012	2011
Quarter ended:
March 31,	$533	$412
June 30,	950	744
September 30,	934	721
December 31,	768	1,104
	$3,185	$2,981

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of December 31, 2012

Properties Opened During the Year Ended December 31, 2012
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (a)	Cost to Date (b)	Opening Date	Initial Yield
Community Center Expansion:
The Forum at Grandview - Phase II	Madison, MS	83,060	$16,826	$13,119	April-12	7.6%

Community Center:
Waynesville Commons	Waynesville, NC	127,585	$9,987	$9,505	October-12	10.6%

Mall Expansion:
The Shoppes at Southaven Towne Center - Phase I	Southaven, MS	15,557	$1,828	$1,614	November-12	16.4%

Mall Redevelopment:
Foothills Mall/Plaza - Carmike Cinemas	Maryville, TN	45,276	$8,337	$8,718	March-12	7.3%

Outlet Center:
The Outlet Shoppes at Oklahoma City - Phase II (c)	Oklahoma City, OK	27,850	$6,668	$5,055	November-12	11.4%

Total Properties Opened		299,328	$43,646	$38,011

Properties Under Development at December 31, 2012
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (a)	Cost to Date (b)	Expected Opening Date	Initial Yield
Community Center Expansion:
The Crossings at Marshalls Creek	Middle Smithfield, PA	104,525	$18,983	$11,312	Summer-13	9.8%

Mall Expansions:
Volusia Mall - Restaurant District	Daytona Beach, FL	28,000	$8,951	$4,107	Fall-13	11.0%

Mall Redevelopment:
Monroeville Mall - JC Penney/Cinemark (d)	Pittsburgh, PA	464,792	26,178	8,784	October-12/Winter-13	7.6%
Southpark Mall - Dick's Sporting Goods	Colonial Heights, VA	91,770	9,891	860	Fall-13	6.6%
		556,562	$36,069	$9,644
Outlet Centers:
The Outlet Shoppes at Atlanta (c)	Woodstock, GA	370,456	$80,490	$31,468	July-13	10.0%

Total Under Development		1,059,543	$144,493	$56,531

(a)	Total Cost is presented net of reimbursements to be received.
(b	Cost to Date does not reflect reimbursements until they are received.
(c)	The Outlet Shoppes at Atlanta and The Outlet Shoppes at Oklahoma City are 75/25 joint ventures. Total cost and cost to date are reflected at 100 percent.
(d)	JC Penney opened October 2012. Cinemark to open Winter 2013.